UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 and 15(d) of the
Securities Exchange Act of l934

January 4, 2008 (January 1, 2008)
Date of report (Date of earliest event reported)

Modigene Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-52691	20-0854033
(Commission File Number)	(IRS Employer Identification No.)

8000 Towers Crescent Drive, Suite 1300, Vienna, Virginia 22182
(Address of Principal Executive Offices) (Zip Code)

(866) 644-7811
(Registrant’s Telephone Number, Including Area Code)

_____________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On December 30, 2007, Mr. Alastair Clemow delivered written notice to Modigene Inc. (the “Company”), stating that he was resigning from his position as a member of the Board of Directors of the Company effective January 1, 2008. Mr. Clemow resigned for personal reasons.

Effective December 21, 2007, Mr. Clemow also tendered his resignation as a member of the Compensation Committee of the Board of Directors. In addition, prior to his resignation from the Board, Mr. Clemow served as a member of the Audit Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODIGENE INC. (Registrant)
Date: January 4, 2008	By: /s/ Shai Novik Name: Shai Novik Title: President